DEBT

                                                                    Exhibit 23.2


           CONSENT OF ERNST & YOUNG (CIS) LTD., INDEPENDENT AUDITORS



We consent to the reference to our firm under the caption "Experts" and to the use of our report dated February 16, 1998 (EDN Sovintel), in Amendment No. 3 to the Registration Statement (Form S-1 No. 333-52733) and related Prospectus of Global TeleSystems Group, Inc., dated on or about June 30, 1998.


                                            /s/ Ernst & Young (CIS) LTD.

Moscow, Russia
June 29, 1998